UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 11, 1998

                       INTERNATIONAL NURSING SERVICES, INC
             (Exact name of registrant as specified in its charter)

     Colorado                        000-24768                 84-1123311
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)        Identification No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
                 (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:  (303) 393-1515


None
            (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.

Item 2 . Acquisition or Disposition of Assets.    N/A

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events. Press Release, dated February 9, 1998 announcing the cancellation of plans for a reverse stock split, and also announcing a change of company name and tickler symbol.

Item  6.  Resignations  of  Registrant's  Directors.    N/A.

Item  7.  Financial  Statements  and  Exhibits.

(a)       Exhibits

          Exhibit 99.1 Press Release announcing the cancellation of plans for a reverse stock split, and also announcing a change of company name and tickler symbol.

Item  8.    Change  in  Fiscal  Year.    N/A.

Item  9.    Sales  of  Equity  Securities  Pursuant  to Regulation S.  N/A.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  February  11, 1998                 By:   /s/ John P. Yeros
                                                ------------
                                                John  P.  Yeros,  President
                                                and  Chief  Executive  Officer